Exhibit 99.1

Electric Last Mile Working with Cox Automotive to Prepare for Commercial EV Fleet Service Future

Troy, Mich. & Atlanta (May 3, 2021) – Electric Last Mile, Inc. (“ELMS” or “the Company”), a pure-play commercial electric vehicle (“EV”) company focused on last mile delivery solutions, and Cox Automotive Inc. (“Cox Automotive”), among the largest automotive services providers in the world, today announced a new collaboration working towards delivering a more comprehensive service and support ecosystem for ELMS’ Urban Delivery EV customers. ELMS expects to begin production of the Urban Delivery by the end of the third quarter of 2021, making it the anticipated first commercial Class 1 EV officially available in the U.S. market.

The collaboration would give ELMS’ Urban Delivery customers access to Cox Automotive’s industry-leading fleet service knowledge and expertise, supported by its Mobility division’s expansive Pivet fleet marketplace, which includes more than 6,000 service centers and 3,000 partner locations across the country that collectively service millions of vehicles each year. In addition to Pivet’s fixed and high-capacity service centers, fleet customers would have access to Dickinson Fleet Services’ network of more than 800 mobile technicians that will bring service directly to their vehicles.

The proposed collaboration will seek to provide a full scope of service solutions to customers, including factory warranty repairs, preventative and ongoing maintenance, roadside assistance, collision repairs and battery servicing.

“The opportunity to collaborate with industry leader Cox Automotive helps put us on track to offer customers one of the most comprehensive service solutions that addresses their fleet needs in the most time and cost-efficient manner, any time and any place,” said ELMS Co-founder and CEO, James Taylor. “Additionally, with ELMS’ anticipated over-the-air system update capabilities and real-time vehicle analytics for predictive maintenance, we are working to provide the most efficient solutions to eliminate downtime so fleet customers can focus on running their business.”

“Efficiency is a common thread that connects Pivet and ELMS as we both work to deliver solutions that minimize vehicle downtime and lower the total cost of ownership for our fleet customers,” said Cox Automotive Mobility President, Joe George. “With an aggressive production timeline driven by pre-orders from on-demand service providers, ELMS is establishing itself as an innovative force in sustainable urban mobility.”

The ELMS Urban Delivery is anticipated to have approximately 150 miles of range and provide 170 cubic feet of cargo space, which is estimated to be approximately 34% more than the current leading gas model in the Class 1 commercial vehicle segment. The Urban Delivery is also expected to be offered at a price of $25,000 based upon the presently available U.S. federal tax credit of $7,500, giving it a lower expected total cost of ownership compared to existing gas competitors. ELMS also expects to equip the Urban Delivery with a data and connectivity suite to maximize fleet efficiency and plans to customize vehicles through its integrated upfitting operations and partnerships.

About Electric Last Mile, Inc.

ELMS is focused on redefining the last mile with efficient, connected and customizable solutions. ELMS’ first vehicle, the Urban Delivery, is anticipated to be the first Class 1 electric vehicle in the U.S. market. The company is headquartered in Troy, Michigan. For more information, please visit www.electriclastmile.com.

About Cox Automotive Inc.

Cox Automotive Inc. makes buying, selling, owning and using vehicles easier for everyone. The global company’s more than 27,000 team members and family of brands, including Autotrader®, Clutch Technologies®, Dealer.com®, Dealertrack®, Dickinson Fleet Services®, Kelley Blue Book®, Manheim®, NextGear Capital®, VinSolutions®, vAuto® and Xtime®, are passionate about helping millions of car shoppers, 40,000 auto dealer clients across five continents and many others throughout the automotive industry thrive for generations to come. Cox Automotive is a subsidiary of Cox Enterprises Inc., a privately-owned, Atlanta-based company with annual revenues of nearly $20 billion. www.coxautoinc.com

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forum Merger III Corporation’s (“Forum”) and ELMS’s actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, Forum’s and ELMS’s expectations with respect to future performance and anticipated financial impacts of the previously announced business combination of Forum and ELMS (the “business combination”), the satisfaction of the closing conditions to the business combination, the size, demands and growth potential of the markets for ELMS’s products and ELMS’s ability to serve those markets, ELMS’s ability to develop innovative products and compete with other companies engaged in the commercial delivery vehicle industry and/or the electric vehicle industry, ELMS’s ability to attract and retain customers, the estimated go to market timing and cost for ELMS’s products, the implied valuation of ELMS and the timing of the completion of the business combination. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside Forum’s and ELMS’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the agreement and plan of merger (“Merger Agreement”) relating to the business combination or could otherwise cause the business combination to fail to close; (2) the inability of ELMS to (x) execute the transaction agreements for the Carveout Transaction (as defined below) that are in form and substance acceptable to Forum (at Forum’s sole discretion), (y) acquire a leasehold interest or fee simple title to the Indiana manufacturing facility or (z) secure key intellectual property rights related to its proposed business; (3) the outcome of any legal proceedings that may be instituted against Forum or ELMS following the announcement of the business combination; (4) the inability to complete the business combination, including due to failure to obtain approval of the stockholders of Forum or other conditions to closing in the Merger Agreement; (5) the receipt of an unsolicited offer from another party for an alternative business transaction that could interfere with the business combination; (6) the inability to obtain the listing of the common stock of the post-acquisition company on the Nasdaq Stock Market or any alternative national securities exchange following the business combination; (7) the risk that the announcement and consummation of the business combination disrupts current plans and operations; (8) the inability to recognize the anticipated benefits of the business combination, which may be affected by, among other things, competition and the ability of the combined company to grow and manage growth profitably and retain its key employees; (9) costs related to the business combination; (10) changes in applicable laws or regulations; (11) the possibility that ELMS may be adversely affected by other economic, business, and/or competitive factors; (12) the impact of COVID-19 on the combined company’s business; and (13) other risks and uncertainties indicated from time to time in the proxy statement filed relating to the business combination, including those under the “Risk Factors” section therein, and in Forum’s other filings with the SEC. Some of these risks and uncertainties may in the future be amplified by the COVID-19 outbreak and there may be additional risks that Forum and ELMS consider immaterial or which are unknown. Forum and ELMS caution that the foregoing list of factors is not exclusive. Forum and ELMS caution readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. ELMS is currently engaged in limited operations only and its ability to carry out its business plans and strategies in the future are contingent upon the closing of the proposed business combination. The consummation of the business combination is subject to, among other conditions, (i) the execution and effectiveness of transaction agreements by ELMS with SF Motors, Inc. (d/b/a SERES) (“SERES”), including as contemplated by the term sheet entered into by ELMS and SERES, that are each in form and substance acceptable to Forum (at Forum’s sole discretion), (ii) the acquisition by ELMS of a leasehold interest or fee simple title to the Indiana manufacturing facility prior to the business combination, and (iii) the securing by ELMS of key intellectual property rights related to its proposed business (collectively, the “Carveout Transaction”). All statements herein regarding ELMS’s anticipated business assume the completion of the Carveout Transaction. Forum and ELMS do not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in their expectations or any change in events, conditions or circumstances on which any such statement is based.

Important Information About the Business Combination and Where to Find It

In connection with the proposed business combination with ELMS, Forum filed a preliminary proxy statement with the U.S. Securities and Exchange Commission (“SEC”) and intends to file a definitive proxy statement with the SEC. Forum’s stockholders and other interested persons are advised to read the preliminary proxy statement and any amendments thereto and, when available, the definitive proxy statement, in connection with Forum’s solicitation of proxies for its special meeting of stockholders to be held to approve, among other things, the proposed business combination, because these documents contain important information about Forum, ELMS and the proposed business combination. When available, the definitive proxy statement for the proposed business combination will be mailed to stockholders of Forum as of a record date to be established for voting on the proposed business combination. Forum’s stockholders may also obtain a copy of the preliminary proxy statement and the definitive proxy statement, once available, as well as other documents filed with the SEC by Forum, without charge, at the SEC’s website located at www.sec.gov or by directing a request to: Forum Merger III Corporation, 1615 South Congress Avenue, Suite 103, Delray Beach, FL 33445. The information contained on, or that may be accessed through, the websites referenced in this press release is not incorporated by reference into, and is not a part of, this press release.

Participants in the Solicitation

Forum and its directors and executive officers may be considered participants in the solicitation of proxies with respect to the business combination. Information about the directors and executive officers of Forum and a description of their interests in Forum are set forth in the preliminary proxy statement, which was filed on February 16, 2021 with the SEC, and definitive proxy statement, when it is filed with the SEC, in connection with the proposed business combination. These documents can be obtained free of charge from the sources indicated above.

ELMS and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of Forum in connection with the business combination. A list of the names of such directors and executive officers and information regarding their interests in the business combination are set forth in the preliminary proxy statement, which was filed on February 16, 2021 with the SEC, and definitive proxy statement, when it is filed with the SEC, in connection with the proposed business combination. These documents can be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This press release shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the business combination. This press release shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Contacts

For Electric Last Mile, Inc.:

elms-svc@sardverb.com

IR@electriclastmile.com

For Cox Automotive Inc.:

Andrew.nicolai@coxautoinc.com